                                 Exhibit 23.1
                                 ------------

                        Independent Auditors' Consent


To the Board of Directors and Stockholders of Mercantile Bancorporation Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                             /s/ KPMG Peat Marwick LLP


St.  Louis, Missouri
June 26, 1998